UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2008

New Century Energy Corp.
(Exact name of Registrant as specified in its charter)

Colorado	1311	93-1192725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1770 St. James Place, Suite 380
Houston, TX 77056
(Address of principal executive offices)

5851 San Felipe, Suite 775
Houston, Texas 77057
(Former address of principal executive offices)

Registrant’s telephone number, including area code: (713) 266-4344

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective July 16, 2008, the client auditor relationship between New Century Energy Corp. (the "Company") and PMB Helin Donovan, LLP ("PMB") was terminated as PMB Helin Donovan, LLP was dismissed by the Company. Effective July 22, 2008, the Company engaged Malone & Bailey, PC, Certified Public Accountants ("Malone") as its principal independent public accountant for the fiscal year ended December 31, 2008. The decision to change accountants was recommended, approved and ratified by the Company's Board of Directors effective July 16, 2008.

PMB's report on the financial statements of the Company for the fiscal years ended December 31, 2006 and December 31, 2007, and any later interim period, including the interim period up to and including the date the relationship with PMB ceased, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.

In connection with the audit of the Company's fiscal years ended December 31, 2006 and December 31, 2007, and any later interim period, including the interim period up to and including the date the relationship with PMB ceased, there were no disagreements between PMB and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PMB would have caused PMB to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

There have been no reportable events as provided in Item 304(a)(iv) of Regulation S-K during the Company's fiscal years ended December 31, 2006 and December 31, 2007, and any later interim period, including the interim period up to and including the date the relationship with PMB ceased.

The Company has authorized PMB to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that PMB review the disclosure and PMB has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

The Company has not previously consulted with Malone regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(iv)(B) of Regulation S-B) during the Company's fiscal years ended December 31, 2006 and December 31, 2007, and any later interim period, including the interim period up to and including the date the relationship with PMB ceased. Malone has reviewed the disclosure required by Item 304 (a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a). Malone did not furnish a letter to the Commission.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description of Exhibit

16.1*	Letter from PMB Helin Donovan, LLP

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY ENERGY CORP.
Date: July 24, 2008	By:	/s/ Edward DeStefano
Edward DeStefano
Chief Executive Officer